IMPAIRMENT OF NONFINANCIAL ASSETS	12 Months Ended
Mar. 31, 2018
Disclosure of Impairment of Assets [Abstract]
IMPAIRMENT OF NONFINANCIAL ASSETS
IMPAIRMENT OF NON-FINANCIAL ASSETS

The carrying amount of goodwill allocated to the Company's CGUs per operating segment is as follows:

Civil Aviation		Defence
Training Solutions		and Security	Healthcare	Total
Net book value at March 31, 2016	$197.6	$216.9	$142.1	$556.6
Acquisition of subsidiaries	3.3	1.6	—	4.9
Exchange differences	(6.9)	2.0	3.4	(1.5)
Net book value at March 31, 2017	$194.0	$220.5	$145.5	$560.0
Acquisition of subsidiaries (Note 3)	57.6	—	—	57.6
Disposal and remeasurement of interest in investment (Note 21)	(10.9)	—	—	(10.9)
Exchange differences	26.1	(3.0)	(4.3)	18.8
Net book value at March 31, 2018	$266.8	$217.5	$141.2	$625.5

Goodwill is allocated to CGUs or a group of CGUs, which generally corresponds to the Company’s operating segments or one level below.

The Company performed the annual impairment review for goodwill during fiscal 2018 and the estimated recoverable exceeded the carrying amounts of the CGUs. As a result, there was no impairment identified during the year.

The Company determined the recoverable amount of the Civil Aviation Training Solutions, Defense and Security and Healthcare CGU's based on value-in-use calculations.The value-in-use is calculated using estimated cash flows derived from the Company's five year strategic plan approved by the Board of Directors. Cash flows subsequent to the five-year period were extrapolated using a constant growth rate of 2% to 3%. The post-tax discount rates used to calculate the recoverable amounts reflect each CGUs’ specific risks and range from 6.5% to 9%.